EXHIBIT 99.2

CHARMING SHOPPES, INC.

CSI
CHARMING SHOPPES, INC.

LANE BRYANT

FASHION BUG.

CATHERINES

Crosstown Traders, Inc.

Bank of America
Consumer
Conference

March 14, 2007

Steven R. Wishner
Sr. Vice President
Finance, Strategy and Business
Development

Gayle M. Coolick
Director of Investor Relations

Forward-Looking Statements
This presentation contains certain forward-looking statements concerning the  Company's operations, performance, and financial condition. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: the failure to implement the Company’s business plan for increased profitability and growth in the Company’s retail stores and direct-to-consumer segments, the failure to successfully implement the Company’s expansion of Cacique through new store formats, the failure to successfully implement the Company’s integration of operations of, and the business plan for, Crosstown Traders, Inc., adverse changes in costs vital to catalog operations, such as postage, paper and acquisition of prospects, declining response rates to catalog offerings, failure to maintain efficient and uninterrupted order-taking and fulfillment in our direct-to-consumer business, changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, escalation of energy costs, a weakness in overall consumer demand, failure to find suitable store locations, the ability to hire and train associates, trade and security restrictions and political or financial instability in countries where goods are manufactured, the interruption of merchandise flow from its centralized distribution facilities, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies. These, and other risks and uncertainties, are detailed in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended January 28, 2006 and other Company filings with the Securities and Exchange Commission.  Charming Shoppes assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

*Management Estimate, Fiscal Year 2007
A Multi-Brand,
Multi-Channel Retailer
Focused On Special
Sizes With $3 Billion* In
Annual Sales

Our Core Retail Store Brands

Lew Magram
Holiday Glamour
Coat Sale!
$10 off

BEDFORD FAIR
lifestyles
cozy up to
fashion fun!
UNBEATABLE VALUES!

MONTEREY BAY
Favorite Winter Styles

Figis
Gifts in Good Taste

OLD PUEBLO TRADERS
Great Fall Values on the
Best Brands
sized for you!

BROWNSTONE STUDIO
New York Fashion Pros Celebrate the Season in Elegant Newport, RI

Selected Catalog Titles

We Are Continuing To
Execute On An Exciting
Growth Strategy,
Leveraging Our Brands
Through Multiple
Channels

CHARMING SHOPPES, INC.

LANE BRYANT	✓	✓		(✓)
FASHION BUG	✓	✓	✓	
CATHERINES PLUS SIZES	✓	✓	(✓)	
PETITE SOPHISTICATE				(✓)
Crosstown Traders, Inc.		✓	✓	✓

A Multi-Brand, Multi-Channel Retailer

*Management Estimate
We Are Shifting The Mix
To Higher Operating
Margin Businesses, While
Growing Our Revenues
To $4 Billion* Over The
Next Several Years

CHARMING SHOPPES, INC.

LANE BRYANT	✓	✓		✓
FASHION BUG	✓	✓	✓	
CATHERINES® PLUS SIZES	✓	✓	✓	
PETITE SOPHISTICATE				✓
Crosstown Traders, Inc.		✓	✓	✓

Multi-Channel Expansion Opportunities

•
The Women’s Plus Apparel Market
Represented Approximately $18.5
Billion1 In Sales During 2006
•
The Average Size Of The American
Woman Is 141
•
Plus Apparel Is Continuing To Outpace
The Overall Women’s Apparel Market1
•
Charming Shoppes’ Plus Apparel Brands
Cater To 62%2 Population
(1) Derived From NPD Group Data
(2) Source: AOA Overweight Prevalence
Our Market

•
Charming Shoppes Holds The #1 Market
Position In Women’s Specialty Plus Apparel,
With Over 40% Share*
•
Charming Shoppes Holds The #2 Market
Position In All Women’s Plus Apparel, With
Over 10% Share*
•
Lane Bryant Is The Leading Brand In
Women’s Plus Apparel
•
Lane Bryant Is Our Most Profitable Brand,
And Is Our Primary Brand Growth Vehicle
*Derived From NPD Group Data
Our Leading Position In Our
Market

•
Continue To Grow The Lane
Bryant Brand
–
Growth To 1,000 Stores, Including
Over 300 New Lane Bryant
Intimate Apparel Stores*
–
Double The Presence Of Lane
Bryant Catalog Outlet*
–
Launch The Lane Bryant Catalog
*Management Estimate
Key Growth Drivers

•
Grow Lane Bryant To 1,000 Stores*
–
Over 300 New Lane Bryant Intimate
Apparel Stores* Are Planned
•
2,000 Square Feet Dedicated To Intimates,
With Its Own Front Entrance
•
Contributes To Both Top Line And Operating
Margin Expansion
–
Continuing To Shift The Real Estate Mix
•
Ultimately, 50%* Of Lane Bryant Stores Will
Be Located In Strip And Lifestyle Centers
•
With Lower Occupancy Costs And
Comparable Sales Volume, Our Migration
To Strip Centers Contributes To Operating
Margin Expansion
*Management Estimate
Lane Bryant Store Growth

•
Lane Bryant Outlet Is The Only “Pure
Play” Women’s Plus Specialist In The
Outlet Channel
•
Entry Into The Outlet Channel
–
During 2006, We Opened 82 Stores
–
Goal Is To Grow To 150 Stores*
–
Our Outlet Stores Are Operating At
Revenue And Operating Margin Levels
That Meet Or Exceed* Those Of Lane
Bryant's Average Retail Stores
–
Contributes To Both Top Line And
Operating Margin Expansion
Lane Bryant Outlet™
*Management Estimate

WE'VE GOT IT!
Comfort, Fit & Value for sizes 12W to 44W
LANE BRYANT
fall sale 2006
lanebryantcatalog.com
Try us!
COATS & BOOTS ON SALE
SAVE UP TO 50%
BUY NOW DON'T PAY FOR UP TO 90 DAYS

The Lane Bryant
The Lane Bryant
Catalog, Operated
By Redcats USA,
Today Produces
Annual Revenues
Of More Than
$300 Million* And
Is America’s
Largest Plus
Apparel Catalog
Lane Bryant Catalog
*Management Estimate

•
Launch The Lane Bryant Catalog
–
The Reversion Of The Trademark For
The Lane Bryant Catalog Occurs In
October 2007
–
Charming Shoppes Plans To Launch
The Lane Bryant Catalog During The
4th Quarter Of Fiscal Year 2008*
*Management Estimate
Lane Bryant Catalog

Growth Strategy
Summary

*Management Estimate
Charming Shoppes:  A
Multi-Brand,
Multi-Channel Growth
Retailer
Our Goal Is To Grow To
  $4 Billion* In Annual Sales Over
The Next Several Years, While
Driving Operating Margins Into
The 7% - 8%* Range

Catalog 14%
Outlet 2%
LB Stores 35%
Ecommerce 3%
CA Stores 11%
FB Stores 35%

Outlet 4%
Catalog 20%
LB Stores 35%
Ecommerce 5%
CA Stores 10%
FB Stores 26%

$3 Billion*
$4 Billion*
*Management Estimate
Lane Bryant Brand Contributing More Than
45% Of Total Revenues
Shifting The Mix To Higher
Operating Margin Businesses

OUTLET
CATALOG
$4 Billion
$150 Million+
$800 Million
MULTI-BRAND
MULTI-CHANNEL RETAILER
BRICKS &
MORTAR
$2.9 Billion
E-COMMERCE
$200 Million
Our Long-Term Financial Plans* Include:
*Management Estimate

Bank of America
Consumer
Conference

March 14, 2007

Bank of America
Consumer
Conference

March 14, 2007

Bank of America
Consumer
Conference

March 14, 2007

Addendum

Financial Review

*Management Estimates
Long-Term Financial Plans*
•
Based On Our Growth Opportunities And
Building On Our Multi-Channel Strategy, Our
Long-Term Financial Plans Include:
–
CAGRs In The High Single Digits For Net Sales
–
CAGRs In The Mid-Teens For Net Income
–
EBIT Margins In The 7% - 8% Range, On The
Higher Revenue Base
•
Operating Margin Expansion On A Growing
Top Line
•
Maintain Strong Liquidity From Internally
Generated Free Cash Flow and Available
  Bank Credit Line

($ in millions)	FY 2007	% of sales	FY 2006	% of sales
Sales	$2,193.6	100%	$1,956.1	100%
Gross Profit	$683.8	31.2%	$624.6	31.9%
SG&A	$548.2	25.0%	$489.3	25.0%
Pre-Tax Income	$130.6	6.0%	$127.2	6.5%
Net Income	$84.0	3.8%	$80.2	4.1%
Net Income Per Share	$0.63		$0.61	
Shares	139.6 million		136.6 million

•
Highlights:
•
Includes Pre-opening Operating Expenses Of Approximately $7.8 Million Pre-tax,
($5.0 Million After Tax Or $0.04 Per Diluted Share) Related To The Company's
Launch Of Charming Outlets
•
12% Revenue Growth, With 1% Same Store Sales Increase
9 Months Financial Performance
(Fiscal Periods Ended October 28, 2006 and October 29, 2005)

($ in millions)	FY 2006	% of sales	FY 2005	% of sales
Sales	$2,755.7	100%	$2,334.7	100%
Gross Profit	$844.5	30.6%	$692.1	29.6%
SG&A	$683.2	24.8%	$577.3	24.7%
Pre-Tax Income	$152.4	5.5%	$101.7	4.4%
Net Income	$99.4	3.6%	$64.5	2.8%
Net Income Per Share	$0.76		$0.52	
Shares	137.1 million		133.2 million

•
Highlights:
•
18% Revenue Growth
•
Improvement In Gross Profit Margin And Pre-Tax Margin
•
54% Net Income Growth, Following 70% Growth In The Prior Year
Prior Year Financial Performance
(Fiscal Years Ended January 28, 2006 and January 29, 2005)

•
Highlights:
•
$100 Million In Cash Utilized For The Purchase Of Crosstown
Traders During Fiscal Year 2006
•
Additional Debt Of $110 Million Associated With Purchase Of
Crosstown Traders During FY 2006; Paid Down By End Of 3rd Quarter Fiscal Year 2007
Selected Balance Sheet Data
($ in Millions)                                      10/28/06              1/28/06              10/29/05
Cash and                          $142                  $150                    $173
Investments
Long Term Debt              $184                  $207                    $245

Total Assets                 $1,686               $1,567                 $1,659

Our Differentiated
Retail Store
Brands

Our Retail Store Brands

$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Year 1
Year 2
Year 3

Single Channel
Customer
e-Com First Customers
Are Worth Almost
3x More Than A Single
Channel Shopper
Retail First Customers
Are Worth 4x More
Than A Single Channel
Shopper After 3 Years
*Source: Forrester Research (WSJ 09/03/04) and Charming Shoppes Research
Multi-channel Customers
Have A Higher Annual Spend
Than Single-channel Customers

Classic
Fashion
Low-moderate
Moderate/
Mainstream
Better
The Leader In Specialty
Plus-Sizes

LANE BRYANT	FASHION BUG	CATHERINES PLUS SIZES	PETITE SOPHISTICATE OUTLET
Target Customer:	Contemporary	Mainstream	Baby Boomers	Young At Mind
Fashion:	Fashion-oriented plus-size	Updated plus-size, misses, and juniors	Classic plus-size, Extended plus-size	Traditional, updated classic and contemporary petite apparel
Income:	Moderate to Better	Low-moderate	Moderate	Moderate
Annual Sales:	Over $1 Billion	Over $1 Billion	Over $300 Million	Launched September 2006
E-Commerce:	lanebryant.com	fashionbug.com	catherines.com	petitesophisticate.com

Our Retail Store Brands

LANE BRYANT	FASHION BUG	CATHERINES PLUS SIZES	PETITE SOPHISTICATE
Primary Location:	Malls, With A Growing Presence In Strip Centers, Lifestyle Centers And Outlets	Strip Centers	Strip Centers	Outlet Centers
# Stores:	859	1,009	465	45
Square Footage:	4.9 Million s.f.; 5,800 Per Average Store	8.9 Million s.f.; 8,800 Per Average Store	1.9 Million s.f.; 4,200 Per Average Store	120 Thousand s.f.; 2,800 Per Average Store
In States:	46	44	44	23

Our Retail Stores

www.lanebryant.com
She Is 20-45 Years Old
She Loves Fashion
She Is A Contemporary
Woman Of Many Lifestyles –
Work, Casual, Active
Key Differentiators:
Fashion and Lifestyle

•
Lane Bryant Is The Nation’s Leading
Brand In Women’s Plus-Size Fashion
Apparel
•
Lane Bryant Is The Most Recognized
Name In Women’s Plus-Size Clothing
•
The Lane Bryant Brand Is 100 Years
Strong
•
Lane Bryant, In The Mind Of The
Consumer, “Means” Plus-Sizes
*Source: AOA Overweight Prevalence

Strip Centers
Mall Centers
1,000
900
800
700
600
500
400
300
200
100
0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

•
Migrating Our
Store Locations
To Strip And
Lifestyle Centers
•
Ultimately, 50%*
Of Lane Bryant
Stores Will Be
Located In Strip
And Lifestyle
Centers
Organic Store Growth
*Management Estimate

Cacique
6%
Full Line
94%
Full Line
Cacique

Cacique
33%
Full Line
67%
Full Line
Cacique

Current
With 1,000* Lane Bryant
Store Goal Accomplished
*Management Estimate
Increasing Penetration Of Cacique
Intimate Apparel Stores, Primarily
In Strip Centers

She Is Mainstream, 20-54
She Is Value-Minded
She Often Has A
Blue-Collar Job
She LOVES Selection
She is Fashion Right
Key Differentiators:
Value and Fashion
www.fashionbug.com

www.catherines.com
She’s Our Baby-Boomer, 40-65
She Considers FIT Critical
She is a Career Woman
Her Fashion Tastes Tend
Toward Classic Apparel
Offering Plus-Sizes, Petite
Plus-Sizes, and Extended
Plus-Sizes
Key Differentiators:
Fit and Special Sizes

www.petitesophisticate.c
om
She’s 35 – 55 Years Old
She Considers FIT Critical
Her Fashion Tastes Tend
Toward Traditional, Updated
Classic And Contemporary
Apparel
Offering Petite-Sizes
                In 0p – 14p For
                 Women 4’11” To 5’4”
Key Differentiators:
Fit and Special Sizes

•
We Hold The #1 Market Share
In Specialty Plus-Size Intimate
Apparel*
•
Lane Bryant’s Cacique®
Intimate Apparel Brand Is The
Leading Brand in Specialty
Plus-Sizes*
Leading Market Share In
Plus Intimate Apparel
*Derived from NPD Group Research

Intimate Apparel Private Labels

*Derived from NPD Group Research
Leading Market Share In
Plus Denim
•
We Hold The #1 Market Share
In Specialty Plus-Size Denim*
•
Lane Bryant’s Venezia®
Private Label Is The Leading
Jean In Specialty Plus-Sizes*

Venezia SUPREME™

LIZ&ME®

l.a. blues

Deluxe

GLORIA VANDERBILT

venezia

Denim Brands

figure

figure
CELEBRATING
THE PLUS-SIZE
WOMAN
SAVE!
LOVE
YOUR HEART
LUSCIOUS
LINGERIE
FRESH START
3 REAL WOMEN,
3 REAL STORIES
CHOCOLATE!
NEED WE
SAY MORE?
clothes
THAT GO
ANYWHERE
From boardroom
to Route 66

figure – 6 Issues A
Year, And A Book!

To Date, 7 Million Copies
Sold, With $17 Million
Magazine Copy Sales
Revenue

figure Initiatives Enhance Our
Branding Power

Crosstown Traders’ Operations
•
Headquartered In Tucson, AZ, With
Distribution Centers In Tucson, Wilmington,
NC, And Central Wisconsin
•
Crosstown Traders Offers Proprietary Credit
Products To Its Customer Base, And
Direct-to-Consumer Shopping Channels Of
Both Catalog And E-commerce
•
850 Call Center Seats
•
1,400 Full Time And 2,000 Seasonal
Employees

OLD PUEBLO TRADERS

OLD PUEBLO TRADERS
Great Fall Values on the
Best Brands
sized for you!
OLD PUEBLO TRADERS
fashions, footwear, food & gifts
Gifts in good taste
you love giving & everyone loves getting!
IT'S EASY! ORDER IT, TRY IT, PAY FOR IT LATER!
CALL 24 HOURS TOLL-FREE 1-800-362-8400
Home for the Holidays

The Apparel Group’s
Largest Catalog
“Head-to-Toe” Focus
Sportswear, Ready to Wear,
Intimate Apparel, Shoes
and Accessories
Large Selection of Styles,
Sizes, and Colors
Traditional, Comfortable,
Easy-Care Styles
oldpueblotraders.com

OLD PUEBLO TRADERS
Intimate
APPEAL
OLD PUEBLO TRADERS
Intimate
APPEAL
Fall-Winter
Values
SALE

Intimate
APPEAL®

Sleepwear, Shapewear,
Loungewear, Active Wear,
and Special Needs Items
Designed to Expand Intimate
Apparel Selections in
Other Publications
Targets Conservative Customer
Offers Quality, Comfort, and
Traditional Styling
Sizes for the Average to Full
Figure
intimateappeal.com

REGALIA
Comfort
plus
Value
summer's
shaping up
beautifully!
Fit, flair, color
& convenience
BUY NOW PAY LATER
REGALIA
fall in fashion
Look for our section of
REAL
DEALS!
Quality basics at
unbelievable prices.

REGALIA

Ethnic Appeal
Working Blue Collar
Sportswear, Ready to Wear,
Intimate Apparel, Shoes,and
Accessories
Specialty Catalog That Offers
Customers Ease in Finding
Larger Sizes That Are  Difficult
to Find in Other Catalogs
regaliaonline.com

BEDFORD FAIR
lifestyles®
cozy up to
fashion fun!
UNBEATABLE VALUES!
WE HAVE YOUR SIZE!
Misses, Petites, Women's and Talls
Just call 1-800-964-1000
or shop online at bedfordfair.com

BEDFORD FAIR

lifestyles™

Current Looks Without
 Being Fashion Forward
Mainly Private Label
Targeted to the Value
Conscious Customer
Office and Multi-purpose
Clothing in Easy Care
Fabrics with an Easy Fit
bedfordfair.com

Holiday 2006
60 styles on sale!
look inside for more IRRESISTIBLE Values! than ever!
FREE shipping & handling
ON YOUR ORDER FROM THIS CATALOG!
PLUS
BUY NOW pay later!
MAKE NO PAYMENT UNTIL MARCH
WHEN YOU USE YOUR BFA CARD
Willow Ridge
Values that fit your style!
Sizes for Misses, Petites, Women's and Talls

Willow Ridge

Price-Conscious
Customers
“Clothes That Do
More For Less”
Staple Items with
Classic Styling For
the Polished, Mature Lady
willowridgecatalog.com

Lew Magram

Lew Magram
Runway Fashions
at Runaway Prices
Holiday 2006
Holiday
Glamour
Coat Sale!
$10 off
every coat
Over 100 styles in W women's sizes
LewMagram.com - 1-800-624-7267

Targets Moderate Income Women
Who Want to be Noticed and
Are Attuned to Current Fashion
Maximum Attitude and Sexy
Traditional Catalog Categories:
Suits, Dresses, and Sportswear
“Runway Fashions at Runaway Prices”
Offers an Array of Leather,
Suede, and Outerwear
(including Furs)
All Size Ranges and Larger Misses
lew-magram.com

BROWNSTONE STUDIO
BROWNSTONE STUDIO
WINTER/HOLIDAY 2006
New York
Fashion Pros
Celebrate the
Season in Elegant
Newport, RI
1-800-221-2468

BROWNSTONE STUDIO

Targets the Higher Income,
Comfortably Retired,
Suburban Woman
Wide Range of Daytime and
Evening Looks Plus
Loungewear, Shoes, and
Accessories
Head-to-Toe Coordination
Is Key
All Size Ranges and Larger
Misses
brownstone-studio.com

MONTEREY BAY
clothing company
Favorite
Winter Styles
...and over 20 special values!

MONTEREY BAY

clothing company™

Classic Styling
Unique Sophisticated Details
Flattering and Feminine
Rich Colors and Texture
Casual and Versatile
shopthebay.com

COWARD
softspots
Order anytime
OUR LARGEST
ISSUE EVER
over 100
new items
COWARD
Clarks
SAVE
$10

COWARD

ARIZONA MAIL ORDER CO., INC. SINCE 1946

Casual and Dressy Footwear
Traditional and Contemporary Styles
Designed to Expand Footwear
Selection in Other Publications
Some Accessory Items
Hats and Handbags
All Sizes and Widths
4-13, N, M, W to WWWW
cowardshoe.com

BEDFORD FAIR
shoestyles
RIGHT STYLE RIGHT PRICE RIGHT NOW!
ORDER ANYTIME
1-800-964-1941
bedfordshoes.com
BFA
BUY NOW - PAY LATER
BEDFORD FAIR
shoestyles
RIGHT STYLE RIGHT PRICE RIGHT NOW!
ORDER ANYTIME
1-800-964-1941
bedfordshoes.com
BFA

BEDFORD FAIR
shoestyles

Casual and Dressy Footwear
Traditional and Contemporary
Styles
bedfordfair.com

Intellifit

WE'VE GOT IT!
LANE BRYANT
Try us!

LANE BRYANT
is changing to
WOMAN WITHIN®
Take an extra
20% OFF
the single item of your choice*
THANK YOU
FOR YOUR ORDER
WE'VE GOT IT!
THE CASUAL COMFORTABLE FASHION YOU LOVE, AND A
NEW NAME
BUY NOW DON'T PAY FOR UP TO 90 DAYS

WE'VE GOT IT!
Comfort, Fit & Value for sizes 12W to 44W
WOMAN WITHIN®
save $5
FREE
shipping & handling

Bank of America
Consumer
Conference

March 14, 2007